UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
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☐	Soliciting Material Pursuant to §240.14a-12

First Business Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Business Financial Services Vote Online Go to www.envisionreports.com/FBIZ or scan the QR code - login details are located in the shaded bar below. First Business Financial Services, Inc. Annual Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the First Business Financial Services, Inc. Annual Shareholder Meeting to be Held on April 29, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2022 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Notice of Annual Meeting and Annual Report on Form 10-K are available at: www.envisionreports.com/FBIZ Easy Online Access - Your your proxy materials and vote. Step 1: Go to www.envisionreports.com/FBIZ Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen for your delivery preferences Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Monday, April 19, 2022 to facilitate timely delivery.

First Business Financial Services, Inc. Annual Shareholder Meeting Notice The 2022 Annual Meeting of Shareholders of First Business Financial Services, Inc. will be held on Friday, April 29, 2022 at 10:00 am CDT, virtually via the Internet at www.meetnow.global/MNLXAPF. To attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting, you must have your vote control number that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote "FOR" all the nominees listed in proposal one and "FOR" proposals two and three. 1. Election of two Class III Director Nominees. 01 - W. Kent Lorenz 02 - Carol P. Sanders. 2. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. 3. To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Company is not currently aware of any such business. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet - Go to www.envisionreports.com/FBIZ. Click Cast Your Vote or Request Materials. Phone - Call us free of charge at 1-866-641-4276 Email - Send an email to investorvote@computershare.com with "Proxy Materials First Business" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Monday, April 19, 2022.

Your Vote Counts! FIRST BUSINESS FINANCIAL SERVICES, INC. 2022 Annual Meeting Vote by April 28, 2022 11:59 PM ET You invested in FIRST BUSINESS FINANCIAL SERVICES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2022. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 29, 2022 10:00 AM CDT Virtually via the internet at: www.meetnow.global/MNLXAPF. To access the virtual meeting, you must refer to the "Important Information About Voting & Annual Meeting Participation" section of the Proxy Statement. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT FIRST BUSINESS FINANCIAL SERVICES, INC. 2022 Annual Meeting Vote by April 28, 2022 11:59 PM ET This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1A W. Kent Lorenz For 1B Carol P. Sanders For 2. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. For 3. To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote "routine" matter at their discretion if voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given,. provided your instructions are received prior to the meeting date.

First Business Bank VOTE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2022 First Business Financial Services, Inc. Annual Meeting Proxy Card If voting by mail, sign, detach and return the bottom portion in the enclosed envelope. A Proposals - The Board o Directors recommends a vote "FOR" all the nominees listed in proposal one, and "FOR" proposals two and three. 1. Election of two Class III Director Nominees: 01 - W. Kent Lorenz For Withhold 02 - Carol P. Sanders For Withhold 2. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. For Against Abstain 3. To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. For Against Abstain B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.

The 2022 Annual Meeting of Shareholders of First Business Financial Services, Inc. will be held on Friday, April 29, 2022 at 10:00 am CDT, virtually via the Internet at www.meetnow.global/MNLXAPF. To attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting, you must have your voter control number. If voting by mail, sign, detach and return the bottom portion in the enclosed envelope. First Business Financial Services, Inc. Notice of 2022 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting - April 29, 2022 The undersigned appoints Lynn Ann Arians and Corey A. Chambas, and each or either of them, proxies of the undersigned, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of First Business Financial Services, Inc. (the "Company") held of record by the undersigned at the close of business on February 25, 2022 at the Annual Meeting of Shareholder of the Company to be held on April 29, 2022 or any postponement of adjournment thereof. Shares represented by this proxy will be voted as directors by the shareholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" all the nominees listed in proposal one and "FOR" proposals two and three. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)